EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Amos Eiran, the Acting Chief Executive Officer of Tissera, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB/A of the Company for the fiscal quarter ended October 31, 2003 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 18, 2005

                                                           By: /s/Amos Eiran
                                                               ----------------
                                                           Name: Amos Eiran
                                                           Title: Acting Chief
                                                           Executive Officer